AMENDMENT NO. 20

to the

VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

Effective March 1, 2005

Between

JACKSON NATIONAL LIFE INSURANCE COMPANY of NEW YORK
("CEDING COMPANY")

and

CHUBB TEMPEST LIFE REINSURANCE LTD.
(formerly ACE TEMPEST LIFE REINSURANCE LTD)
("REINSURER")

Effective April 24, 2017, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to add new funds and to record fund name changes and fund mergers that were effective September 19, 2016 and April 24, 2017. To effect these changes, the following provision of this Agreement is hereby amended:

- Schedule B-2, *Subaccounts Subject to this Reinsurance Agreement,* Amendment # 19, is hereby replaced by the attached Schedule B-2.

Jackson National Life Insurance Company of New York	Chubb Tempest Life Reinsurance Ltd.
By [signature]	By [signature]
Name Robert W. Hajdu	Name Chris Wiseman
Title Vice President - Finance	Title CFO
Date 9/19/17	Date 10/14/17

SCHEDULE B-2

Subaccounts Subject to this Reinsurance Agreement

Fund Name	**Comment**	**Product Availability**
JNL Alt 65	• New 4/6/2009 • Name changed from JNL Institutional Alt 65 Fund effective 4/27/2015	All
JNL/American Funds Balanced	Name changed from JNL/Capital Guardian Global Balanced Fund effective 4/24/2017, from JNL/FI Balanced Fund effective 12/3/2007 and from JNL/FMR Balanced Fund effective 4/30/2007	All
JNL/American Funds Balanced Allocation Fund	New 4/30/2012	All
JNL/American Funds Global Small Capitalization Fund	New 5/3/2010	All
JNL/American Funds Growth Allocation Fund	New 4/30/2012	All
JNL/American Funds New World Fund	New 5/3/2010	All
JNL/American Funds International Fund	New 5/3/2010	All
JNL/American Funds Growth-Income Fund	New 5/3/2010	All
JNL/American Funds Blue Chip Income and Growth Fund	New 5/3/2010	All
JNL/American Funds Global Bond Fund	New 5/3/2010	All
JNL/AQR Large Cap Relaxed Constraint Equity	Name changed from JNL/Goldman Sachs U.S. Equity Flex Fund effective 4/24/2017 and from JNL/Credit Suisse Long/Short (New 1/16/2007) effective 10/11/2010	All
JNL/AQR Managed Futures Strategy Fund	• New 4/27/2015 • Effective 4/27/2015, JNL/Mellon Capital Global Alpha Fund merged into this fund	All
JNL/ BlackRock Commodity Securities Strategy Fund	• New 1/16/2007 • Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009. • Effective 10/11/2010, name changed from JNL/Credit Suisse Commodity Securities Fund. • Effective 4/29/2013 name changed from JNL/BlackRock Commodity Securities Fund	All
JNL/BlackRock Global Allocation Fund	New 10/11/2010	All
JNL/Brookfield Global Infrastructure and MLP Fund	• New 12/12/2011 • Effective 4/28/2014, name changed from JNL/Brookfield Global Infrastructure Fund.	All

Fund Name	Comment	Product Availability
JNL/Causeway International Value Select Fund	Name changed from JNL/JP Morgan International Value Fund effective 9/28/2015	All
JNL/Crescent High Income Fund	New 4/25/2016	All
JNL/DFA US Core Equity Fund	Name changed from JNL/Eagle Core Equity Fund effective 4/30/2012	All
JNL/DFA Growth Allocation Fund	New 4/24/2017	All
JNL/DFA Moderate Allocation Fund	New 4/24/2017	All
JNL/DoubleLine Total Return Fund	• New 9/28/2015	All
JNL/Franklin Templeton Founding Strategy	New 1/16/2007	All
JNL/Franklin Templeton Global Fund	• Name changed from JNL/Franklin Templeton Global Growth Fund (New 1/16/2007) effective 4/24/2017; effective 9/16/2013, JNL/M&G Global Leaders Fund merged into JNL/Franklin Templeton Global Growth Fund	All
JNL/Franklin Templeton Global Multi-sector Bond Fund	New 12/12/2011	All
JNL/Franklin Templeton Income Fund	New 5/1/2006	All
JNL/Franklin Templeton International Small Cap Growth Fund	• New 12/3/2007 • Name changed from JNL/Capital Guardian International Small Cap Fund effective 5/3/2010	All
JNL/Franklin Templeton Mutual Shares	New 1/16/2007	All
JNL/FPA + DoubleLine Flexible Allocation Fund	• New 9/28/2009 • Name changed from JNL/Ivy Asset Strategy Fund effective 4/25/2016	All but Fifth Third
JNL/Goldman Sachs Core Plus Bond Fund	Name changed from JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, and from JNL/Western Asset Strategic Bond Fund effective 4/30/2007.	All
JNL/Goldman Sachs Emerging Markets Debt Fund	New 10/6/2008	All
JNL Institutional Alt 20 Fund	New 4/6/2009	All
JNL Institutional Alt 35 Fund	New 4/6/2009	All
JNL Institutional Alt 50 Fund	New 4/6/2009	All

Fund Name	Comment	Product Availability
JNL/Invesco China-India Fund	• New 3/31/2008 • Name changed from JNL/PAM China-India Fund effective 4/30/2012 • Name changed from JNL/Eastspring Investments China-India Fund effective 4/25/2016 • Effective 4/25/2016, JNL/Eastspring Investments Asia ex-Japan Fund merged into this fund	All
JNL/ Invesco International Growth Fund	• Named changed from JNL/Putnam International Equity Fund on 5/2/05 and from JNL/JPM International Equity Fund on 12/3/2007. • Effective 10/11/2010, name changed from JNL/AIM International Growth Fund	All
JNL/ Invesco Global Real Estate Fund	• New 5/2/05 • Name changed from JNL/AIM Real Estate Fund effective 10/6/2008. • Effective 10/11/2010, name changed from JNL/AIM Global Real Estate Fund	All
JNL/ Invesco Small Cap Growth Fund	Name changed from JNL/AIM Small Cap Growth Fund effective 10/11/2010.	All
JNL/JPMorgan Mid Cap Growth Fund	• Name changed from JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR Mid-Cap Equity Fund effective 4/30/2007 and from JNL/FI Mid-Cap Equity Fund effective 12/3/2007. • Also, the JNL/Putnam Midcap Growth Fund was merged into this fund effective 12/3/2007.	All
JNL/ JPMorgan U.S. Government & Quality Bond Fund	Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund effective 5/1/2006, from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007.	All
JNL/Lazard Emerging Markets Fund	New 5/1/2006	All
JNL/Invesco Mid Cap Value Fund	• Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008 • Effective 9/16/2013, name changed from JNL/Lazard Mid Cap Equity Fund.	All
JNL/Mellon Capital 10 x 10 Fund	New 4/30/2007	All
JNL/Mellon Capital Bond Index Fund		All

Fund Name	Comment	Product Availability
JNL/Mellon Capital Communications Sector Fund		All
JNL/Mellon Capital Consumer Brands Sector Fund		All
JNL/Mellon Capital Emerging Markets Index Fund	New 12/12/2011	All
JNL/Mellon Capital Oil & Gas Sector Fund	Name changed from JNL/Mellon Capital Management Energy Sector Fund on 5/2/2005.	All
JNL/Mellon Capital European 30 Fund	New 10/6/2008	All
JNL/Mellon Capital Financial Sector Fund		All
JNL/Mellon Capital International Index Fund	Effective 9/15/2014, JNL/ Mellon Capital NYSE® International 25 Fund merged into this fund	All
JNL/Mellon Capital Index 5 Fund	New 4/30/2007	All
JNL/Mellon Capital JNL 5 Fund	• Effective 10/4/04 • Effective 4/30/2007, the JNL/Mellon Capital Management Dow℠ 10 Fund , the JNL/Mellon Capital Management S&P® 10 Fund , and the JNL/Mellon Capital Management Global 15 Fund merged with this fund. • Effective 4/27/2015, JNL/Mellon Capital JNL Optimized 5 Fund merged into this Fund • Effective 4/24/2017, JNL/Mellon Capital S&P Fund (New 5/1/2006) merged into this Fund; effective 9/16/2013, JNL/Mellon Capital VIP Fund merged into JNL/Mellon Capital S&P 24 Fund; effective 9/28/2009, JNL/PPM America Core Equity Fund merged into JNL/Mellon Capital S&P 24 Fund	All
JNL/Mellon Capital Healthcare Sector Fund	Name changed from JNL/Mellon Capital Management Pharmaceutical/Healthcare Sector Fund on 5/2/05	All
JNL/Mellon Capital Pacific Rim 30 Fund	New 10/6/2008	All
JNL/Mellon Capital S&P ® SMid 60 Fund	New 4/30/2007.	All
JNL/Mellon Capital S&P 400 Mid Cap Index Fund	• Subadvisor was Curian between 12/15/03 and 2/18/04 and Mellon Capital Management prior to 12/15/03 • Effective 9/28/2015, JNL/ Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund merged into this fund	All

Fund Name	Comment	Product Availability
JNL/Mellon Capital S&P 500 Index Fund	• Effective 4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund was merged into this fund. • Effective 9/28/2009, the JNL/PPM America Core Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital VIP Fund merged into this fund.	All
JNL/Mellon Capital Small Cap Index Fund	• Effective 4/6/2009, the JNL/Lazard Small Cap Equity Fund was merged into this fund. • Effective 9/16/2013, JNL/ Mellon Capital Select Small-Cap Fund merged into this fund.	All
JNL/Mellon Capital Technology Sector Fund		All
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	New 4/24/2017	All
JNL/Mellon Capital Nasdaq® 100 Fund	• Effective 10/4/2004. • Name changed from JNL/Mellon Capital Management Nasdaq® 15 Fund effective 12/3/2007 • Name changed from JNL/Mellon Capital Nasdaq® 25 Fund effective 4/25/2016	All
JNL/Mellon Capital Global 30 Fund	Name changed from JNL/Mellon Capital Global 15 Effective 9/28/2015	All
JNL/MFS Mid Cap Value Fund	Name changed from JNL/Goldman Sachs Mid Cap Value Fund (New 5/2/2005) effective 4/24/2017	All
JNL/Multi-Manager Mid Cap Fund	New 9/19/2016	All
JNL/Multi-Manager Small Cap Growth Fund	Name changed from JNL/Eagle Small Cap Equity effective 9/28/2015	All
JNL/Multi-Manager Small Cap Value Fund	• New 5/2/2005 • Name changed from JNL/Franklin Templeton Small Cap Value Fund Effective 9/28/2015	All
JNL/Neuberger Berman Strategic Income Fund	New 4/30/2012	All
JNL/Oppenheimer Global Growth Fund	• Effective 4/28/2014, JNL/M&G Global Basics Fund merged into this fund • Effective 4/25/2016, JNL/Capital Guardian Global Diversified Research Fund merged into this fund	All
JNL/PIMCO Credit Income Fund	New 9/28/2015	All
JNL/PIMCO Real Return	New 1/16/2007	All
JNL/PIMCO Total Return Bond Fund		All
JNL/PPM America Floating Rate Income Fund	New 5/2/2011	All

Fund Name	Comment	Product Availability
JNL/ PPM America High Yield Bond Fund	Name changed from JNL/Salomon Brothers High Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond Fund effective 1/16/2007, and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007.	All
JNL/PPM America Mid-Cap Value Fund	New 3/31/2008	All
JNL/PPM America Small Cap Value Fund	New 3/31/2008	All
JNL/PPM America Total Return Fund	New 4/27/2015	All
JNL/PPM America Value Equity	Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007	All
JNL/Red Rocks Listed Private Equity Fund	New 10/6/2008	All
JNL/S&P 4 Fund	• New 12/3/2007 • Effective 9/28/2015, JNL/Mellon Capital 25 Fund merged into this fund	All
JNL/S&P Competitive Advantage Fund	New 12/3/2007	All
JNL Disciplined Growth	• New 1/16/2007 • Name changed from JNL/S&P Disciplined Growth effective 8/29/2011	All
JNL Disciplined Moderate	• New 1/16/2007 • Name changed from JNL/S&P Disciplined Moderate effective 8/29/2011	All
JNL Disciplined Moderate Growth	• New 1/16/2007 • Name changed from JNL/S&P Disciplined Moderate Growth effective 8/29/2011	All
JNL/S&P Dividend Income & Growth Fund	• New 12/3/2007 • Effective 9/16/2013, JNL/ Mellon Capital Dow SM Dividend Fund merged into this fund.	All
JNL/S&P Intrinsic Value Fund	New 12/3/2007	All
JNL/S&P Managed Aggressive Growth Fund		All
JNL/S&P Managed Conservative Fund		All
JNL/S&P Managed Growth Fund	Effective 9/28/2009, the JNL/S&P Retirement 2020 Fund and the JNL/S&P Retirement 2025 Fund were merged into this fund	All
JNL/S&P Managed Moderate Fund	Effective 9/28/2009, the JNL/S&P Retirement Income Fund was merged into this fund.	All

Fund Name	Comment	Product Availability
JNL/S&P Managed Moderate Growth Fund	Effective 9/28/2009, the JNL/S&P Retirement 2015 Fund was merged into this fund.	All
JNL/S&P Mid 3	New 4/28/2014	All
JNL/S&P Total Yield Fund	New 12/3/2007	All
JNL/T. Rowe Price Established Growth Fund	• JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05. • JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund were merged with this fund on 4/30/2007.	All
JNL/T. Rowe Price Mid-Cap Growth Fund	Effective 4/24/2017, JNL/Morgan Stanley Mid Cap Growth Fund (New 4/30/12) merged into this Fund	All
JNL/T. Rowe Price Short Term Bond Fund	• New 5/1/2006 – • Name changed from JNL/Goldman Sachs Duration Bond Fund effective 9/28/2009	All
JNL/T. Rowe Price Value Fund		All
JNL/BlackRock Large Cap Select Growth Fund	• Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007. • Name changed from JNL/Capital Guardian U.S. Growth Equity Fund effective 4/30/2012 • Effective 9/16/2013, named changed from JNL/UBS Large Cap Select Growth Fund. • Effective 4/25/2016, JNL/Invesco Large Cap Growth Fund merged into this fund.	All
JNL/WMC Balanced	Name changed from JNL/Select Balanced effective 5/2/2011	All
JNL/WMC Government Money Market Fund	Name changed from JNL/WMC Money Market fund effective 4/24/2017 and from JNL/Select Money Market effective 5/2/2011	All
JNL/WMC Value	Name changed from JNL/Select Value effective 5/2/2011	All
JNL General Account		
Guaranteed Five Year Fixed		All but Perspective A Series and Advisors II
Guaranteed One Year Fixed		All but Advisors II
Guaranteed Seven Year Fixed		All but Perspective A Series and Advisors II
Guaranteed Three Year Fixed		All but Perspective A Series and Advisors II

Fund Name	Comment	Product Availability
12 Month DCA		All
6 Month DCA		All

Note: Effective April 29, 2013, JNL/Mellon Capital Management and JNL/Mellon Capital Mgmt funds changed to JNL/Mellon Capital funds.